CUSIP No. 52729 M 10 2                                            Page 12 of 13

Exhibit 1

                                 AGREEMENT OF
                             LIRAZ SYSTEMS LTD.,
                      LIRAZ SYSTEMS EXPORT (1990) LTD.,
                         ADVANCED SYSTEMS EUROPE B.V.
                               AND ARIE KILMAN

                          Pursuant to Rule 13d-1(k)

                  The undersigned hereby agree that the Statement on Schedule 13D to which this Agreement is annexed as Exhibit 99.1 may be filed by Liraz Systems Ltd. on behalf of each of them in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Dated:  November  20, 2001.

                                 LIRAZ SYSTEMS LTD.

                                 By:
                                    -----------------------------------------
                                 Printed Name:
                                              -------------------------------
                                 Title:
                                       --------------------------------------

                                 LIRAZ SYSTEMS EXPORT (1990) LTD.

                                 By:
                                    -----------------------------------------
                                 Printed Name:
                                              -------------------------------
                                 Title:
                                       --------------------------------------

                                 ADVANCED SYSTEMS EUROPE B.V.

                                 By:
                                    -----------------------------------------
                                 Printed Name:
                                              -------------------------------
                                 Title:
                                       --------------------------------------

                                 ARIE KILMAN

                                 By:  /s/ ARIE KILMAN
                                    -----------------------------------------
                                          Arie Kilman



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CUSIP No. 52729 M 10 2                                            Page 13 of 13

SCHEDUL A TO SCHEDULE 13D

Names, offices, nationalities and holdings of Level 8 securities of the directors, executive officers and controlling persons of the Reporting Persons.

LIRAZ SYSTEMS LTD.                                                                      PERSONAL HOLDINGS OF
         NAME                               OFFICE                NATIONALITY           LEVEL 8 SECURITIES
Dan Goldstein                       Chairman of the Board            Israel                     None
                                    and Director

Gad Goldstein                       Director                         Israel                     None

Yoram Shapira                       Director                         Israel                     None

Doron Shani                         Director                         Israel                     None

Arie Kilman                         Director                         Israel        10,000 shares of Common Stock

Yaacov Ben Gur                      Director                         Israel                     None

Yossi Shemesh                       Chief Executive Officer          Israel                     None

Miki Zerwanitzer                    Controller                       Israel                     None

Limor Kessler-Davidor               Secretary                        Israel                     None


LIRAZ SYSTEMS EXPORT (1990) LTD.                                                        PERSONAL HOLDINGS OF
         NAME                               OFFICE                NATIONALITY           LEVEL 8 SECURITIES

Arie Kilman                         Chairman of the Board            Israel        10,000 shares of Common Stock
                                       and Director

Yossi Shemesh                       Chief Financial Officer          Israel                     None



ADVANCED SYSTEMS EUROPE B.V.                                                            PERSONAL HOLDINGS OF
         NAME                               OFFICE                NATIONALITY           LEVEL 8 SECURITIES

Yoel Amir                           Chairman of the Board            Israel                     None
                                       and Director

Yossi Shemesh                       Director                         Israel                     None